STATEMENT OF INVESTMENTS
BNY Mellon Global Equity Income Fund

January 31, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 94.2%
France - 4.8%
Sanofi	129,709	[a]	12,509,648
Television Francaise 1	393,334	[a]	2,980,335
Total	136,366		6,645,213
			22,135,196
Germany - 3.2%
Bayer	184,782	[a]	14,920,901
Hong Kong - 1.4%
Link REIT	654,000		6,593,971
India - 2.7%
Infosys, ADR	1,147,558	[a]	12,577,236
Netherlands - 1.5%
Royal Dutch Shell, Cl. A	270,657		7,078,023
New Zealand - .4%
Spark New Zealand	592,540	[a]	1,779,559
Norway - 1.7%
Orkla	790,919	[a]	7,684,655
South Korea - 1.2%
Macquarie Korea Infrastructure Fund	585,476		5,698,371
Spain - 2.1%
Industria de Diseno Textil	290,747		9,783,740
Sweden - 4.5%
Hennes & Mauritz, Cl. B	522,127	[b]	11,470,368
Svenska Handelsbanken, Cl. A	942,476	[a]	9,259,427
			20,729,795
Switzerland - 12.2%
Cie Financiere Richemont	147,795	[a]	10,778,983
Nestle	80,464	[a]	8,882,742
Novartis	133,932		12,669,225
Roche Holding	33,867		11,398,308
Zurich Insurance Group	31,578	[a]	13,125,675
			56,854,933
United Kingdom - 13.6%
BAE Systems	1,491,292	[a]	12,473,105
British American Tobacco	290,645		12,848,000
British American Tobacco, ADR	101,835		4,485,832
Ferguson	29,119	[a]	2,609,941
Informa	1,316,169	[a]	13,514,699
Unilever	228,778		13,664,319

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 94.2% (continued)
United Kingdom - 13.6% (continued)
Vodafone Group		1,801,155		3,543,887
				63,139,783
United States - 44.9%
Brixmor Property Group		194,943	[c]	3,891,062
Cisco Systems		483,908		22,245,251
CMS Energy		146,766		10,054,939
Coty, Cl. A		956,916	[b]	9,817,958
Emerson Electric		57,913		4,148,308
Eversource Energy		112,258		10,377,130
Gilead Sciences		137,787		8,708,138
Harley-Davidson		230,592	[b]	7,701,773
Maxim Integrated Products		249,596		15,005,712
Merck & Co.		124,796		10,662,570
Omnicom Group		145,495	[b]	10,957,228
Paychex		99,175		8,506,240
PepsiCo		115,815		16,448,046
Philip Morris International		66,849		5,528,412
Principal Financial Group		113,344		6,001,565
Qualcomm		279,286		23,825,889
Tapestry		258,537		6,662,498
The Procter & Gamble Company		83,273		10,377,481
The Western Union Company		484,161	[b]	13,023,931
Verizon Communications		85,821		5,101,200
				209,045,331
Total Common Stocks (cost $347,902,667)				438,021,494
	Preferred Dividend Yield (%)
Preferred Stocks - 2.9%
South Korea - 2.9%
Samsung Electronics (cost $11,225,261)	2.91	346,499		13,668,449
	1-Day Yield (%)
Investment Companies - 2.4%
Registered Investment Companies - 2.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $11,185,177)	1.56	11,185,177	[d]	11,185,177

Investment of Cash Collateral for Securities Loaned - 2.1%
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $9,552,717)	1.56	9,552,717	[d]	9,552,717

Total Investments (cost $379,865,822)	101.6%	472,427,837
Liabilities, Less Cash and Receivables	(1.6%)	(7,256,237)
Net Assets	100.0%	465,171,600

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At January 31, 2020, the value of the fund’s securities on loan was $35,741,147 and the value of the collateral was $37,042,458, consisting of cash collateral of $9,552,717 and U.S. Government & Agency securities valued at $27,489,741.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Global Equity Income Fund

January 31, 2020 (Unaudited)

The following is a summary of the inputs used as of January 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	226,108,399	211,913,095	††	-	438,021,494
Equity Securities - Preferred Stocks	-	13,668,449	††	-	13,668,449
Investment Companies	20,737,894	-		-	20,737,894

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

NOTES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation

NOTES

purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on

NOTES

interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At January 31, 2020, accumulated net unrealized appreciation on investments was $92,562,015, consisting of $105,382,873 gross unrealized appreciation and $12,820,858 gross unrealized depreciation.

At January 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.